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CUSIP No. 302563101            SCHEDULE 13D                 Page 18 of 28
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                                    EXHIBIT 3
                         AMENDED JOINT FILING AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Amended Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date: November 11, 2003

                                          STILWELL   VALUE  PARTNERS  III, L.P.


                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: Joseph Stilwell
                                              Managing and Sole Member

                                          STILWELL ASSOCIATES, L.P.

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: STILWELL VALUE LLC
                                              General Partner

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: Joseph Stilwell
                                              Managing and Sole Member

                                          STILWELL VALUE LLC

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          By: Joseph Stilwell
                                              Managing and Sole Member

                                          JOSEPH STILWELL

                                          /s/ Joseph Stilwell
                                          --------------------------------------
                                          Joseph Stilwell

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CUSIP No. 302563101            SCHEDULE 13D                 Page 19 of 28
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                                          JOHN G. RICH

                                          /s/ John G. Rich
                                          --------------------------------------
                                          John G. Rich